NOVEMBER 24, 2014

ANNUAL MEETING

HomeTrust Bancshares, Inc.

It's just better here.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from the recent acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.hometrustbanking.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

HomeTrust Profile

- Founded in 1926
- Operated as a mutual savings bank
  - 5 mutual combinations from 1996 – 2010
  - 3/31/12 = $1.6 billion in assets, $171 million in capital
- Converted to stock in 2012 and raised $211.6 million
- Established goal of organic and acquisition growth
- Four acquisitions in past 24 months since converting
- 518 employees
- 45 locations
- Largest bank headquartered in Western North Carolina and the 7th largest community bank in N.C.

Asset Growth Since 1996

- Total assets have doubled since 2008



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
($000)
Assets
Loans
Deposits
$318
$431
$585
$605
$609
$686
$711
$722
$748
$885
$926
$1,124
$1,348
$1,470
$1,641
$1,638
$1,720
$1,583
$2,074
$2,530
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
ProForma 9/30/14*

(1) * Financial data as of 9/30/14; pro forma amounts include the 11/14/14 acquisition of the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.

It's just better here.

Strategic Operating Committee

Leader	Role	Age	Yrs in Banking	Yrs w/HTB
Dana Stonestreet	Chairman, President & Chief Executive Officer	61	36	25
Tony VunCannon	Senior Vice President & Chief Financial Officer	49	26	22
Hunter Westbrook	Senior Vice President & Chief Banking Officer	51	27	3
Howard Sellinger	Senior Vice President & Chief Information Officer	61	39	39
Keith Houghton	Senior Vice President & Chief Credit Officer	52	25	1
Teresa White	Senior Vice President & Chief Administration Officer	57	9 (28 in HR)	4
John Myers	Senior Vice President & Director of Mortgage Lending	60	37	37
Kathy Redmond	Senior Vice President & Director of Retail Banking	60	42	5
			241	**136**

Capital Management

1. Our first priority is to leverage capital
    - Successful leverage can achieve up to 10 times the EPS accretion of buybacks
2. Stock repurchases below TBV
    - Utilize excess capital
    - Increase TBV per share
    - Increase EPS

Stock Repurchases

Announced	# of Shares	% of Total	Total $
February 14, 2013	846,400	4%	13,299,039
August 27, 2013	1,041,245	5%	17,055,222
January 1, 2014	989,183	5%	15,592,617
November 19, 2014	1,023,266	5%	16,053,122 (1)
	3,900,094	19%	62,000,000

(1) Approximation

Leveraging Capital

Acquisition of 3 Banks and 10 Branches	$ 85 million[1]	58%
Stock Repurchases (when 4th one complete)	62 million[1]	42%
	$147 million	100%

(1) Approximation

FINANCIAL INFORMATION

TONY VUNCANNON

SVP/CHIEF FINANCIAL OFFICER

Year-End June 30, 2014 Highlights

- Net income of $10.3 million, compared to $9.0 million in the prior year
- Net income before merger-related expenses, net of tax, of $12.2 million, compared to $9.1 million in the prior year
- Earnings per share = $.54 versus $.45 per share in the prior year
- Recovery of loan losses of $6.3 million compared to provision of $1.1 million in the prior year
- Pre-tax merger-related expenses of $2.7 million in 2014

Quarter Ended September 30, 2014 Highlights

- Net income of $2.3 million, compared to $3.3 million in prior year
- EPS $.12 versus $.17 in the prior year
- Primary differences in net income:

	2014	2013	Change
Recovery of loan losses	$ 250,000	$ 2,300,000	$(2,050,000)
Merger-related expenses	(1,421,000)	(219,000)	(1,202,000)
Non-recurring state income tax charge	-	(962,000)	962,000
Total	(1,171,000)	1,119,000	(2,290,000)
After Tax	$ (738,000)	$ 349,000	$(1,087,000)

Net Income


$15.0
$10.0
$5.0
$0.0
-$5.0
-$10.0
-$15.0
$7.0
-$14.7
$4.5
$9.1
$10.3
$2.3
2010
2011
2012
2013
2014
2015
(3 mos. ended 9/30/14)

For the year ended June 30,

In millions

Net Interest Income


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$45.7
$51.6
$55.7
$53.1
$54.8
$74.4
2010
2011
2012
2013
2014
2015
Annualized
in yellow

For the year ended June 30,

In millions

Net Interest Margin



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.33%
3.52%
4.02%
3.81%
3.79%
3.99%
2010
2011
2012
2013
2014
2015
(3 mos. ended 9/30/14)
For the year ended June 30,

Provision for Loan Losses



$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
$38.6
$42.8
$15.6
$1.1
-$6.3
$0.3
2010
2011
2012
2013
2014
2015
(3 mos. ended 9/30/14)
For the year ended June 30,
In millions

Loan Portfolio Mix



$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$1,290
$1,331
$1,232
$1,166
$1,498
$1,609
2010
2011
2012
2013
2014
9/30/14
1-4 Family
Commercial Real Estate
Construction/ Land/ Development
Home Equity
Municipal Leases
Other

As of June 30,

In millions

Total Loans Originated


$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$368
$440
$422
$460
$318
$122
1-4 Family
Commercial Real Estate
Construction/ Land/ Development
Home Equity
Municipal Leases
Other
2010
2011
2012
2013
2014
2015
(3 mos. ended 9/30/14)

For the year ended June 30,

In millions

Total Deposits



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,290
$1,265
$1,239
$1,155
$1,583
$1,992
34%
66%
42%
58%
49%
51%
53%
47%
60%
40%
65%
35%
2010
2011
2012*
2013
2014
Proforma 9/30/14**
Time Deposits
Core Deposits (checking, savings, money market)

As of June 30,
In millions

**Excludes $227 million in stock conversion escrow account*
***Includes deposits acquired in the branch purchase from Bank of America as of 11/14/14.*

Checking Accounts



$700
$600
$500
$400
$300
$200
$100
$0
$180
$204
$231
$256
$419
$572
2010
2011
2012
2013
2014
Proforma 9/30/14*
As of June 30,
In millions

*Includes deposits acquired in the branch purchase from Bank of America as of 11/14/14.

Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
5%
14%
6%
19%
10%
20%
Leverage Ratio
Tier I Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
"Well-Capitalized" as defined by Bank regulations
HTBI

As of September 30, 2014

ASSET QUALITY

NPAs to Total Assets


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.9%
3.8%
4.7%
5.1%
3.0%
2.7%
2010
2011
2012
2013
2014
9/30/14
REO
Loans

As of June 30,

Non-performing Loans: By Type



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$48.5
$64.2
$68.6
$47.0
$45.5
2011
2012
2013
2014
9/30/14
Other
Commercial Real Estate
Home Equity
1-4 Family
Construction/Land/ Development

As of June 30,

In millions

Net Loans Charged-off



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$21.9
$34.4
$30.6
$4.1
$2.3
$0.1
2010
2011
2012
2013
2014
2015
(3 mos. ended 9/30/14)
Other
Commercial Real Estate
Home Equity
1-4 Family
Construction/Land/ Development

For the year ended June 30,

In millions

It's just better here

Allowance for Loan Losses to Total Non-acquired Loans



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.23%
3.77%
2.85%
2.75%
2.05%
1.97%
2010
2011
2012
2013
2014
9/30/14

As of June 30,

In millions

2013-2014 ACCOMPLISHMENTS

HUNTER WESTBROOK, SVP/CHIEF BANKING OFFICER

2013-2014 Accomplishments

- Creating Clarity
- Creating New Customer Channels
- Creating New Customers
- Creating Expanded Relationships
- Creating Scale

Creating Clarity

- Conversion to National Bank Charter August 2014
- Unified seven banking divisions under HomeTrust name – September 2014
- Line of business infrastructure growth
  - Commercial – Credit and Sales Force
  - Mortgage
  - Retail
  - Auto

Creating New Customer Channels

- Added indirect auto finance line of business – January 2014
- Relationship Managers from 6 to 31
  - Legacy HTB – 5
  - Via Acquisition – 16
  - Lift Out of Banking Teams – 6
  - Hired - 4
- Hired experienced commercial lending teams in new markets (Roanoke, Raleigh)

Creating New Customers

- New customer generation
  - Experian pre-screened mailings – DDA/HELOC
  - Indirect auto lending – potential 10,000 new customers over 3 years
  - Other direct mail campaigns on checking
  - Refer a Friend – earn up to $500
  - Universal Banker
  - Bank of America branch purchase
    - Debit card growth of 170%
    - Internet banking growth of 110%
    - Deposit account growth of 60%

Creating Expanded Relationships

- Cross-sell and deepening customer wallet share
  - On boarding new customers – first 120 days
  - Higher touch on-boarding of indirect auto customers
  - Phone calls on account opening anniversary
  - Experian mailings to existing customers

Creating Scale

- Hired a new chief credit officer – March 2014
  - 3 Senior Credit Officers
  - Combined Credit Experience of 119 years
- Expanded commercial banking
  - Full Array of Commercial Banking Credit Products
  - Small Business Banking
  - Treasury Management Products and Services
- Fiserv contract restructured

REPOSITIONED FOR GROWTH

DANA STONESTREET, CHAIRMAN/PRESIDENT/CEO

- *(A) Strategy*
- *(B) Execution*
- *(C) Repositioned for Growth*

(A) Strategy

Business & Operating Strategy & Goals

- "Our primary objective is to continue to operate and grow HomeTrust Bank as a well-capitalized, profitable, independent community banking organization."
- "Expand our presence in contiguous larger markets that will support organic growth."
- "Create Value for employees, customers, shareholders and communities."

(B) Execution

Acquisitions & Expansions

Date Closed	Description	Assets	Locations	Commercial RM's
July 31, 2013	BankGreenville	$101 million	1 location	
May 2014			Additional Pelham Rd location	4
May 31,2014	Jefferson Bancshares, Inc.	$489 million	12 locations – East Tennessee	11
July 21, 2014	Roanoke Loan Production Office – Team with more than 130 yrs. of in-market commercial lending experience		1 location	3
July 31, 2014	Bank of Commerce	$123 million	1 location – Midtown Charlotte	2
Nov. 12, 2014	Raleigh Loan Production Office – Team with more than 75 yrs. of in-market commercial lending experience		1 location	4
Nov. 14, 2014	Bank of America – Acquired deposits of 10 offices	$240 million in core deposits	8 locations – Southwest VA	1
			25	25

Acquisition Pricing

	Purchase Price (in millions)	Price to TBV	Cash/Stock
BankGreenville (SC)	$ 8.7	92%	100% Cash
Jefferson Federal (East TN)	51.2	99%	50% Cash/50% Stock
Bank of Commerce (NC)	10.0	112%	100% Cash
	$ 69.9		
64% Cash	$ 44.3		
36% Stock	$ 25.6		

1) 10/22/14 FTB purchases TrustAtlantic (Raleigh) – TBV 173%
2) 11/18/14 BNC purchases Valley Financial Corp (Roanoke) – TBV 173%

Source: SNL Financial

Our Franchise Footprint



Virginia
Tennessee
North Carolina
South Carolina
Blacksburg
Roanoke
Wytheville
Abingdon
Kingsport
Johnson City
Morristown
Knoxville
Boone
Winston-Salem
Eden
Reidsville
Greensboro
Lexington
Raleigh
Waynesville
Hendersonville
Asheville
Shelby
Charlotte
Greenville
HTBI (legacy)
BankGreenville
Jefferson Federal Bank (JFBI)
Bank of Commerce (BONC)
Bank of America (BAC) Branches
Roanoke Commercial LPO
Raleigh Commercial LPO

Growth Since Conversion (past 24 months)

(Dollars in thousands)	Mutual Conversion 9/30/2012	ProForma (1) 9/30/2014	Change Since Conversion $	Change Since Conversion %
Total Assets	**$ 1,603**	**$ 2,530**	**$ 927**	**58%**
Total Loan Portfolio	**$ 1,203**	**$ 1,609**	**$ 406**	**34%**
1-4 Family	611	656	45	7%
HELOC's & Consumer	143	179	36	25%
Commercial Real Estate	232	455	223	96%
Construction & Development	90	118	28	31%
Other Commercial	127	201	74	58%
Total Deposit Portfolio	**$ 1,160**	**$ 1,992**	**$ 832**	**72%**
Checking Accounts	239	572	333	139%
Money Market/Savings	337	714	377	112%
Retail/Jumbo Time	584	706	122	21%
Loan/Deposits	104%	81%	-	23%
Locations	20	45	25	125%
Employees	315	518	203	64%

(1) Financial data as of 9/30/14; pro forma amounts include the 11/14/14 acquisition of the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.

Loan Portfolio Composition

Loans: At Time of Conversion[1]	Loans: 9/30/14 With Recent Acquisitions



Other Commercial 11%
Construction & Development 7%
Commercial Real Estate 19%
HELOCs & Consumer 12%
1-4 Family 51%
Commercial 30%



Other Commercial 12%
Construction & Development 8%
Commercial Real Estate 28%
HELOCs & Consumer 11%
1-4 Family 41%
Commercial 40%

(1) Financial data as of 9/30/12

Deposit Portfolio Composition

Deposits: At Time of Conversion (1)



Time Deposits 50%
Transaction Accounts 21%
MMDA / Savings 29%
Core Deposits 50%

Deposits: 9/30/14 Pro Forma With Recent Acquisitions (2)



Time Deposits 35%
Transaction Accounts 29%
MMDA / Savings 36%
Core Deposits 65%

(1) Financial data as of 9/30/12
(2) Financial data as of 9/30/14; pro forma amounts include the 11/14/14 acquisition of the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.

Market Demographics

Markets		Population	Commercial Relationship Managers (CRMs)
Original Markets at Conversion			
Asheville, NC/MSA		442,531	
Lexington, NC/Davidson County		163,665	
Shelby, NC/Cleveland County & Cherryville, NC		103,644	
Eden, NC/Rockingham County		92,607	
Forest City, NC/Rutherford County		68,177	
Tryon, NC/Polk County		20,227	
6	***Sub Total***	**890,851**	**6**
New Markets Since Conversion			
Charlotte, NC/Mecklenburg County		990,104	
Raleigh, NC/Wake County		978,065	
Greenville, SC/MSA		855,961	
Knoxville, TN/MSA		855,322	
Tri-Cities, TN/MSA		511,491	
Roanoke, VA/MSA		313,033	
Morristown, TN/MSA		115,434	
Danville, VA/Pittsylvania County		62,588	
Martinsville, VA/Henry County		53,050	
9	***Sub Total***	**4,735,048**	**25**
	Grand Total	**5,625,899**	**31**
15 New Markets Impact	***Increase***	**4,735,048**	**25**
	% Increase	**532%**	**417%**

New Markets – 150%
Population increase – 532%
CRM increase – 417%

(C) Repositioned for Organic Growth And EPS Growth

1. Added Six Markets Larger than Asheville MSA
2. Added 25 new locations
3. Added 25 Commercial Relationship Managers
4. Achieved 7% annualized loan growth in 1st Qtr.
5. Grew Core deposits by $700 million
6. Moved Loan/Deposit Ratio from 104% to 81%
7. Added Infrastructure Expertise in all LOB's
8. Added Indirect Auto Lending
9. Added CRM system to cross-sell customers
10. United 7 Names to One Brand – HomeTrust Bank

Leverage 2013 – 2014 Accomplishments

- Clarity
- New Customer Channels
- New Customers
- Expanded Relationships
- Scale

Fiscal 2015 Focus

- Integration
- Execution
- Organic Growth
- Revenue / EPS Growth

Create Sustainable Value For Shareholders!

Thank You Stockholders and HomeTrust Team!

F. Ed Broadwell, Jr.

1965 –	President Director & CEO
27 –	Age in 1965
48 –	Years as CEO
49 –	Years on the Board
2013 –	NCBA Hall of Fame
$10 Million –	Assets in 1965
$2.5 Billion –	Assets as he retires today

Questions and Comments

- In accordance with the **Rules of Conduct**, each stockholder or proxyholder has an opportunity to ask questions or make comments.
- After you are recognized, proceed to the microphone. Please identify yourself by stating your name and whether you are a stockholder or hold the proxy for a stockholder.
- Questions and/or comments are limited to two minutes per stockholder.
- Please direct all questions and comments to the Chairman/President/Chief Executive Officer.

NOVEMBER 24, 2014

ANNUAL MEETING

HomeTrust Bancshares, Inc.

It's just better here™